UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

FOCUS IMPACT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Avenue of the Americas, 33rd Floor New York, NY (Address of principal executive offices)	10105 (Zip Code)
(212) 213-0243
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	FIACU	The Nasdaq Stock Market LLC

Shares of Class A common stock included as part of the units	FIAC	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	FIACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 28, 2024, Focus Impact Acquisition Company (the “Company” or “FIAC”) received a notice (the “Delisting Notice”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that Nasdaq has determined to delist FIAC’s securities from Nasdaq and will suspend trading in those securities effective at the open of business on November 4, 2024. Nasdaq reached its decision pursuant to Nasdaq IM-5101-2 because FIAC did not complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement.

Following the suspension of trading on Nasdaq, FIAC’s Units, shares of Class A common stock and redeemable warrants will be eligible to trade on the OTC Pink Marketplace. Nasdaq will complete the delisting by filing a Form 25-NSE with the U.S. Securities and Exchange Commission (the "SEC"), which will remove the Company's securities from listing and registration on Nasdaq.

Notwithstanding the delisting of FIAC’s securities from Nasdaq, it remains the intention of FIAC to continue to pursue the previously disclosed proposed business combination (the “Business Combination”) with DevvStream Holdings Inc. (“DevvStream”), as well as the listing of the combined company on Nasdaq.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2024, FIAC held a special meeting of stockholders (the “Extension Meeting”) to amend FIAC’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) to extend the date (the “Termination Date”) by which FIAC has to consummate a business combination (the “Charter Extension”) from November 1, 2024 (the “Amended Termination Date”) to May 1, 2025 (the “Charter Extension Date”), or a total of up to 6 months after the Amended Termination Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”). The stockholders of the Company approved the Extension Amendment Proposal at the Extension Meeting and on November 1, 2024, the Company filed the Extension Amendment with the Secretary of State of Delaware.

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 31, 2024, the Company held the Extension Meeting to approve the Extension Amendment Proposal and a proposal to allow the adjournment of the Extension Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extension Meeting, there were insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) in the capital of the Company represented (either in person or by proxy) at the time of the Extension Meeting to approve the Extension Amendment Proposal or (ii) where the board of directors of the Company has determined it is otherwise necessary (the “Adjournment Proposal”), each as more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on October 24, 2024 (the “Definitive Proxy Statement”). As there were sufficient votes to approve the Extension Amendment Proposal, the Adjournment Proposal was not presented to stockholders.

Holders of 7,467,578 shares of Common Stock held of record as of October 14, 2024, the record date for the Extension Meeting, were present in person or by proxy at the meeting, representing approximately 77.17% of the voting power of the Common Stock as of the record date for the Extension Meeting, and constituting a quorum for the transaction of business.

The voting results for the Extension Amendment Proposal were as follows:

The Extension Amendment Proposal

For	Against	Abstain
5,753,530	8,982	0

In connection with the vote to approve the Extension Amendment Proposal and the vote that was held on September 13, 2024 to approve the Business Combination, the holders of 1,569,414 shares of Class A Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $11.21 per share, for an aggregate redemption amount of approximately $17,596,703.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation (Extension Amendment).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclaimer
This Current Report on Form 8-K (this “Current Report”) includes forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or FIAC’s or DevvStream’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, FIAC’s, DevvStream’s and the combined company’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the ability of FIAC to commence trading or remain listed on OTC or the ability of the post-Business Combination company to list or remain listed on Nasdaq or another exchange, the timing of the completion of the proposed Business Combination are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FIAC and its management, and DevvStream and its management, as the case may be, are inherently uncertain and subject to material change. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed transaction; (2) the outcome of any legal proceedings that may be instituted against FIAC, DevvStream, the combined company or others; (3) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of FIAC and DevvStream or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet Nasdaq’s or another stock exchange’s listing standards following the consummation of the proposed transaction; (6) the risk that the proposed transaction disrupts current plans and operations of FIAC or DevvStream as a result of the announcement and consummation of the proposed transaction; (7) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; (8) costs related to the proposed transaction; (9) changes in applicable laws or regulations; (10) the possibility that FIAC, DevvStream or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) FIAC’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; (12) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the definitive proxy statement and prospectus of FIAC related to the Business Combination, filed with the SEC on August 9, 2024, in the definitive proxy statement related to the Extension Amendment Proposal, filed with the SEC on October 24, 2024, and other filings with the SEC; and (13) certain other risks identified and discussed in DevvStream’s Annual Information Form for the year ended July 31, 2023, and DevvStream’s other public filings with Canadian securities regulatory authorities, available on DevvStream’s profile on SEDAR at www.sedarplus.ca.

These forward-looking statements are expressed in good faith, and FIAC, DevvStream and the combined company believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and none of FIAC, DevvStream or the combined company is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which FIAC has filed or will file from time to time with the SEC and DevvStream’s public filings with Canadian securities regulatory authorities. This Current Report is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in FIAC or DevvStream and is not intended to form the basis of an investment decision in FIAC or DevvStream. All subsequent written and oral forward-looking statements concerning FIAC and DevvStream, the proposed transaction or other matters and attributable to FIAC and DevvStream or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2024

FOCUS IMPACT ACQUISITION CORP.

	By:	/s/ Carl Stanton
	Name:	Carl Stanton
	Title:	Chief Executive Officer